UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 10, 2008
Date of Report (Date of Earliest Event Reported)
The China Fund, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	811-05749 (Commission File Number)	000000000 (IRS Employer Identification Number)

c/o State Street Bank and Trust Company 2 Avenue de Lafayette, P.O. Box 5049, Boston, Massachusetts (Address of Principal Executive Offices)	02206-5049 (Zip Code)
1(888) 246-2255
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section (b)
     Ms. Mary Moran Zeven resigned as the Secretary of the Registrant on December 4, 2008.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section (b)
     Mr. William C. Cox resigned as the Treasurer of the Registrant on December 4, 2008.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section (b)
     Mr. David F. Anderson resigned as the Assistant Treasurer of the Registrant on December 4, 2008.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section (c)(1)
     Ms. Laura F. Healy was appointed Treasurer of the Registrant on December 4, 2008.
Section (c)(2)
     Ms. Healy is 44 years of age. No other arrangements or understandings with the officer and the registrant exist except the arrangements or understandings related to the officer acting solely in the capacity of her office. No family relationships exist between Ms. Healy and any director, officer or any other person nominated or chosen by the Registrant to become an executive officer. She has not engaged in any transactions since the beginning of the Registrant’s last fiscal year, or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which she was a related person with a direct or indirect material interest.
     Ms. Healy’s business experience during the past five years is as follows: Senior Director, Investors Bank and Trust Company, 01/2002 — 07/2007;Vice President, State Street Bank and Trust Company, 07/2007 — present. None of the listed employers are affiliated to the Registrant.
Section (c)(3)
     There is no material plan, contract or arrangement (whether or not written) to which a Ms. Healy is a party or in which she participates that is entered into or material amendment in connection with the triggering event or any grant or award to Ms. Healy or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section (c)(1)
     Ms. Elizabeth A. Watson was appointed Secretary of the Registrant on December 4, 2008.
Section (c)(2)
     Ms. Watson is 54 years of age. No other arrangements or understandings with the officer and the registrant exist except the arrangements or understandings related to the officer acting solely in the capacity of her office. No family relationships exist between Ms. Watson and any director, officer or any other person nominated or chosen by the Registrant to become an executive officer. She has not engaged in any transactions since the beginning of the Registrant’s last fiscal year, or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which she was related person with a direct or indirect material interest.
     Ms. Watson’s business experience during the past five years is as follows: Principal, Watson & Associates, 2002 — 2004; President and General Counsel, U.S. Boston Capital Corporation, 05/2004 — 07/2007; Clerk, Quantitative Group of Funds, 07/2004 — 07/2007; Chief Legal Officer, Quantitative Group of Funds, 01/2007 — 07/2007; Chief Compliance Officer, Quantitative Group of Funds, 07/2004 — 12/2005; Vice President and General Counsel, Quantitative Investment Advisors, Inc., 05/2004 — 07/2007; Chief Compliance Officer, Quantitative Investment Advisors, Inc., 07/2004 — 10/2006; Vice President and Managing Counsel, State Street Bank and Trust Company, 08/2007 — present; Assistant Secretary of the Registrant, 03/2008 — 12/2008; Assistant Secretary of the Artio Global Investment Funds, 04/2008 — present; Assistant Secretary of the Registrant, 03/2008 — 12/2008; Assistant Secretary of the Artio Global Equity Fund Inc., 04/2008 — present. None of the listed employers are affiliated to the Registrant.
Section (c)(3)
     There is no material plan, contract or arrangement (whether or not written) to which a Ms. Watson is a party or in which she participates that is entered into or material amendment in connection with the triggering event or any grant or award to Ms. Watson or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section (c)(1)
     Mr. Christopher Bentham Ruffle was appointed Vice President of the Registrant on December 4, 2008.
Section (c)(2)
     Mr. Ruffle is 50 years of age. No other arrangements or understandings with the officer and the registrant exist except the arrangements or understandings related to the officer acting solely in the capacity of his office. No family relationships exist between Mr. Ruffle and any director, officer or any other person nominated or chosen by the Registrant to become an executive officer. He has not engaged in any transactions since the beginning of the Registrant’s last fiscal year, or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which he was a related person with a direct or indirect material interest.
     Mr. Ruffle’s business experience during the past five years is as follows: Director, Martin Currie Investment Management Limited, 04/1995 — 06/2006; Director, MC China Limited, 5/2006 - present; Director, Heartland Capital Management Limited , 5/2006 — present; Portfolio Manager of the Registrant, seconded from Heartland Capital Management Limited to Martin Currie Investment Management Limited and Martin Currie Inc., 03/2004 — present. Martin Currie Investment Management Limited is a wholly owned subsidiary of Martin Currie Limited. The Investment Advisor Martin Currie Inc is also a wholly owned subsidiary of Martin Currie Limited. MC China Limited is a joint venture owned 50% by Martin Currie Limited and 50% by Heartland Capital Management Limited. Heartland Capital Management Limited is owned by Christopher Ruffle and Shifeng Ke.
Section (c)(3)
     There is no material plan, contract or arrangement (whether or not written) to which a Mr. Ruffle is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to Mr. Ruffle or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section (c)(1)
     Mr. Shifeng Ke was appointed Vice President of the Registrant on December 4, 2008.
     Mr. Ke is 43 years of age. No other arrangements or understandings with the officer and the registrant exist except the arrangements or understandings related to the officer acting solely in the capacity of his office. No family relationships exist between Mr. Ke and any director, officer or any other person nominated or chosen by the Registrant to become an executive officer. He has not engaged in any transactions since the beginning of the Registrant’s last fiscal year, or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which he was a related person with a direct or indirect material interest.
     Mr. Ke’s business experience during the past five years is as follows: Investment Manager, Martin Currie Investment Management Limited, 01/1997 — 06/2006; Director, Martin Currie Investment Management Limited, 02/2004 — 06/2006; Director, MC China Limited, 05/2006 — present; Director, Heartland Capital Management Limited , 5/2006 — present; Assistant Portfolio Manager of the Registrant, seconded from Heartland Capital Management Limited to Martin Currie Investment Management Limited and Martin Currie Inc., 03/2004 — present. Martin Currie Investment Management Limited is a wholly owned subsidiary of Martin Currie Limited. The Investment Advisor Martin Currie Inc is also a wholly owned subsidiary of Martin Currie Limited. MC China Limited is a joint venture owned 50% by Martin Currie Limited and 50% by Heartland Capital Management Limited. Heartland Capital Management Limited is owned by Christopher Ruffle and Shifeng Ke.
Section (c)(3)
     There is no material plan, contract or arrangement (whether or not written) to which a Mr. Ke is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to Mr. Ke or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 10, 2008

By:	/s/ Elizabeth A. Watson
Name:	Elizabeth A. Watson
Title:	Secretary